America's Growth Capital
7th Annual East Coast Emerging Growth Conference
October 27, 2010

vertro™

NASDAQ:VTRO

Safe harbor and use of non-GAAP financial measures

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

Words or expressions such as "plan," "intend," "believe" or "expect" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in Vertro's reports filed with the U.S. Securities and Exchange Commission.

Readers should note that these statements may be impacted by several factors, including (i) economic changes, (ii) changes in the Internet industry generally, (iii) timing and success of corporate strategy, (iv) development and success of new products in the market, and (v) our relationship with Google, who accounts for a significant portion of our revenue, and, accordingly, Vertro's actual performance and results may vary from those stated herein, and Vertro undertakes no obligation to update the information contained herein. Our agreement with Google has a two year term that expires on December 31, 2010; if we are unable to renew our agreement with Google or we renew our agreement on less favorable terms, we will likely experience a decline in revenue and our business operations may be significantly harmed. The Company does not comment on the status or substance of any contract negotiations. Any renewal or material development with respect to our Google agreement will be communicated by us in a Regulation FD compliant manner.

This presentation contains certain non-GAAP financial measures where management believes it to be helpful in understanding Vertro's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, which can be found on Vertro's website at www.vertro.com.

vertro™

VERTRO OWNS AND OPERATES THE alOt PRODUCT PORTFOLIO

We market browser based toolbar and homepage products…


alOt
Enter search term...
Web Search
75°
YouTube
facebook
Add App
alOt home
BHG recipe saver

vertro™

…to micro-segmented consumer groups around the world


Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

We offer a vibrant and growing portfolio of apps…



Maps
Maps
Find Location
Address:
To Do
To Do List
1. Visit alot.com
2. Click here to
3. Get milk
Add new item
Weather
Weather
New York, NY
Wednesday
High: 90°
Low: 77°
Hourly Forecast
Radio
ALOT Radio Player
Hide Radio
Powered by radiotime
You're listening to:
ALOT Radio
88.3 | Jazz88 FM (Public)
MUSIC
TALK
LOCAL
FAVORITES
HISTORY
SEARCH
HELP

vertro™

...and have an expanding global user base



Toolbar users
Live Toolbar Users (millions)
10.0
8.0
6.0
4.0
2.0
0.0
4.4
4.7
5.3
4.7
6.1
7.0
9.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period

vertro™

...and have an expanding global user base



Homepage users
Monthly Absolute Unique Visitors (millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.1
4.4
4.7
4.8
5.5
5.7
6.2
7.3
7.6
Jan'10
Feb'10
Mar'10
Apr'10
May'10
Jun'10
Jul'10
Aug'10
Sep'10

Source: Google Analytics: 'Absolute Unique Visitors' report

vertro™

Our users conduct high volumes of type in search…



Search queries (millions)
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
ALOT - Region 1
ALOT - Rest of World
Legacy brand
162.0
43.8
21.4
96.8
165.5
35.0
27.9
102.6
216.3
23.3
71.4
121.6
231.9
17.2
74.7
140.1
246.5
11.7
82.9
151.9
250.4
8.1
87.6
154.7
324.5
5.8
144.2
174.5
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10

Source: Internal statistics; total quarterly search volumes across all products; Q4'09 breakdowns don't match the total due to rounding; 'Region One' relates to users in the U.S., Canada, U.K., Ireland, Australia and New Zealand

vertro™

…which we monetize through the world's leading search engines


Web Search
Images
News
Shopping
Videos
more
Credit Card
Search
powered by
Google

We also generate revenue through ecommerce and sponsored apps


Deals of the Day!
Search eBay!
Entourage Complete 6th Season DVD
$17.99
55% OFF
$39.98
(Save $21.99)
Free Shipping
Entourage Complete 6th Season DVD
$17.99 (Save 55%)
rocker RX Emma Leather Womens Toning Sandals
$39.99 (Save 50%)
12 Bags Lowreys Beef Jerky Assorted Flavor 3.5oz
$23.99 (Save 66%)
3x5 Ft Nylon Us Flag W/ Embroidered Stars
$8.49 (Save 72%)
Search eBay for: ipod touch, cricut cartridge, iphone, ipod, coach, laptop, xbox 360, wii


76°
New York, NY
°F | °C
Mostly Sunny
Wind: ENE at 5 MPH
Humidity: 55%
Last updated: 10:56 AM
76°
High: 85°
Low: 72°
Wednesday
High: 90°
Low: 75°
Thursday
High: 91°
Low: 68°
Friday
High: 88°
Low: 68°
Hourly Forecast
Extended 15-Day Forecast
Warm, Dry Conditions Expected at Wimbledon
powered by AccuWeather.com

vertro™

Our products are certified for quality assurance and offer full disclosure

McAfee® SECURE

TRUSTe TRUSTED DOWNLOAD


ALOT Toolbar Setup
Welcome to the ALOT Toolbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Use ALOT Error Search
(more info)
Set home.alot.com as your home page
To continue, you must understand the Features and accept our Terms of Use agreement:
ALOT TOOLBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Toolbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
This end user license agreement (the "Terms & Conditions") is a legal agreement between
Agree & Continue >
Disagree

vertro™

We are among the top 150 most-visited sites on the Internet…up from a top 250 site in April 2010


#143
alOt
#181
Expedia
#194
Huffington Post
#195
Reuters
#236
Rediff
#237
Yelp
#255
Digg

Source: Google / Doubleclick Ad Planner, August 2010; ALOT.com was ranked at #237 in the April 2010 survey

vertro™

We have enjoyed a rapid return to profitability since the sale of our MIVA Media ad network in March 2009



Revenue
EBITDA
Adjusted EBITDA
GAAP net income (loss)
$ Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$6.0
($3.4)
($3.2)
($3.9)
$7.4
($1.6)
($1.4)
($1.8)
$8.0
$0.4
$0.3
$0.8
$8.1
$0.5
$0.4
$0.5
$8.5
$0.2
$0.5
0.2
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10

vertro™

We believe we can increase revenue without significant increases in OpEx (excl. ad spend)



Revenue
Ad spend
OpEx (excl. ad spend)
$ Millions
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10

vertro™

KEY TAKEAWAYS FOR INVESTORS

We are leveraging the fastest growing segment of online advertising


% of total U.S. Internet ad revenue 2007-2009
50
45
40
35
30
25
20
15
10
5
0
%
2007
2008
2009
Search Advertising
Display Banners
Classifieds
Rich media and digital video
Lead generation
Sponsorships

Source: IAB / PwC

vertro™

We have only just begun to exploit opportunities for global expansion

Available in 6 languages | **Marketed in 20 countries** | **Users in 200+ countries**



1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
ALOT live toolbar users (Brazil)
Brazilian toolbar user growth
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10

Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet over a 15 day trailing period

vertro™

Our affinity focus presents significant opportunities for ad sales & ecommerce



Gardening
Arcade Games
Boxing
Card Games
Country Music
Quiz
Fashion
Arts & Crafts
Books
Movies
Shopping
Politics
Fishing
Travel
Wedding
Health
Horoscopes
Finance
Casual Games
Video Games
Celebrity
Recipes
Comic Book
Fitness

vertro™

Positive user and financial metrics since completing turnaround program

- Revenue growth for the last four reported quarters
  - Revenue increased 42% Q2'10 vs. Q2'09
- Positive EBITDA / Adjusted EBITDA since Q4'09
- $5.9mm in cash 6/30/10, up from $5.2mm 3/31/10
- No debt and an untapped credit line of up to $5mm with Bridge Bank NA
- Increased Toolbar users by 70% from Q3'09 to Q3'10
- Increased search queries by 50% from Q3'09 to Q3'10

vertro™

vertro™

NASDAQ:VTRO

ir@vertro.com